Old Mutual Funds II
Supplement Dated August 3, 2011

This Supplement updates certain information contained in the currently effective Class A, Class C, Class Z and Institutional Class shares Prospectus of Old Mutual Funds II dated July 26, 2011(the “Prospectus”).  You should retain your Prospectus and any supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

The following replaces in its entirety the table entitled “Fees and Expenses Table” in the section of the Prospectus entitled “Fund Summaries – Old Mutual TS&W Mid-Cap Value Fund” on page 26 of the Prospectus:

	CLASS A	CLASS Z	INSTITUTIONAL CLASS
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price )	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged )	2.00%	2.00%	2.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	None	None
Other Expenses
Other Operating Expenses	0.90%	0.42%	0.11%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Other Expenses	0.91%	0.43%	0.12%
Total Annual Operating Expenses(1)	2.11%	1.38%	1.07%
Expense (Reduction)/Recoupment	(0.70%)	(0.25%)	(0.06%)
Total Annual Operating Expenses After Expense (Reduction)/Recoupment(2)	1.41%	1.13%	1.01%

(1)
Total Annual Operating Expenses do not correlate to the Ratio of Gross Expenses to Average Net Assets of the Fund stated in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)
These are the expenses you should expect to pay as an investor in this Fund as a result of Old Mutual Capital’s contractual agreement to waive through December 31, 2012 that portion, if any, of the annual management fee payable by the Fund and to pay certain expenses of the Fund to the extent necessary to ensure that the total annual operating expenses do not exceed 1.40%, 1.12% and 1.00% for Class A, Class Z and Institutional Class shares, respectively.  The expense limitation agreement cannot be terminated before December 31, 2012, and may be amended or continued beyond December 31, 2012 by written agreement of the parties.

The following is added to the section of the Prospectus entitled “Investing in the Funds – General Policies” on page 90 of the Prospectus:

•	The Funds are not available to new foreign investors. All new investors must have a U.S. social security number or U.S. tax identification number, and must provide a U.S. address.

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Distributed by Old Mutual Investment Partners
R-11-043   08/2011